WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2021

Effective July 12, 2021, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Low Duration Fund.

Portfolio Manager(s). Kathleen M. Lynch, an Associate of the Adviser, Vesta Marks, an Associate of the Adviser, and Ruta Ziverte, a Partner of the Adviser, co-manage the Fund. Ms. Lynch has co-managed the Fund since 2020. Mr. Marks has co-managed the Fund since 2021. Ms. Ziverte has co-managed the Fund since 2021.

Dated: July 12, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.